THE JEFFERSON FUND GROUP TRUST

Supplement dated November 21, 2001 to
Prospectus dated February 28, 2001

1.   Fees and Expenses:
     -----------------

          Effective as of October 16, 2001, the shareholders of the Jefferson REIT Fund approved a new investment advisory agreement with Inland Investment Advisors. In connection with this new investment advisory agreement, the following discussion supplements the discussion under the caption "FEE AND EXPENSE INFORMATION" on page 5 of the Prospectus:

                         Annual Fund Operating Expenses
                         ------------------------------

                                                     Jefferson REIT Fund(1)
                                                     -------------------
Management Fees                                                1.50% (2)

12b-1 Fees                                                     0.25%

Other Expenses                                                 5.28%

Total Fund Operating Expenses                                  7.03%

Expense Reimbursement                                          4.53% (3)

Net Expenses                                                   2.50%

-------------------
(1) The expense information in this table has been restated to reflect the investment advisory arrangements and expense reimbursement arrangements that will be in effect for the fiscal year ending October 31, 2002.

(2) The amount shown reflects the maximum investment advisory fee to which Inland may be entitled under the performance fee arrangement provided by the investment advisory agreement. This maximum fee is applicable only if the Fund out performs the NAREIT Composite Index by 333 basis points (3.33%). Inland will receive an investment advisory fee calculated at a rate equal on an annual basis to 1.00% of the Fund's average daily net assets, minus or plus a fee based on the performance of the Fund's shares relative to the NAREIT Composite Index for the previous twelve month period. The maximum annual total fee payable to Inland is 1.50% of the average daily net assets of the Fund, and the minimum annual total fee payable to Inland is 0.50% of the average daily net assets of the Fund.

(3) Inland has agreed to reimburse the Fund for expenses in excess of 2.50% of the Fund's average daily net assets. Inland's reimbursement commitment is terminable on 60 days notice.

                                     Example
                                     -------

                                 1 Year     3 Years     5 Years      10 Years
                                 ------     -------     -------      --------

Jefferson REIT Fund(1)(2)        $1,208     $2,483      $3,707        $6,557

-----------------------------
     (1) This Example has been restated to reflect the investment advisory arrangements that will be in effect for the fiscal year ending October 31, 2002. This Example does not reflect any expense reimbursement obligations.

     (2) Assumes for each year represented that the Fund out performs the NAREIT Composite Index by 3.33% and, thus, the maximum performance fee is paid to Inland (if the Fund out performs the index by 3.33% the return may be higher or lower than the 5% return used in this Example).

2.   Management:
     ----------

          Effective as of October 16, 2001, the shareholders of the Jefferson REIT Fund approved a new investment advisory agreement with Inland Investment Advisors. In connection with this new investment advisory agreement, the following discussion supplements the discussion under the caption "MANAGEMENT OF THE FUNDS" on page 6 of the Prospectus:

          Inland Investment Advisors is the investment adviser for the REIT Fund. Inland's address is 2901 Butterfield Road, Oak Brook, IL 60523. Inland supervises and manages the investment portfolio of the Fund. It also directs the purchase or sale of investment securities in the day-to-day management of the Fund (subject to such policies as the trustees of the Trust may determine).

          Inland is a wholly-owned indirect subsidiary of The Inland Group, Inc. and recently registered as an investment adviser with the Securities and Exchange Commission. Inland's investment committee is jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Inland has not previously managed an investment portfolio of a registered investment company. The Inland Group, Inc. was formed in 1968 and is a fully integrated real estate and financial organization providing property management, leasing, marketing, acquisition, disposition, development, redevelopment, syndication, renovation, construction, finance and other related services.

          For its services to the Fund during the fiscal year ending October 31, 2002, Inland will receive an investment advisory fee calculated at a rate equal on an annual basis to 1.00% of the Fund's average daily net assets (the base fee), minus or plus a fee based on the performance of the Fund's shares relative to the NAREIT Composite Index for the previous twelve month period (the performance fee). The performance fee is a positive or negative amount equal to 15% (rounded to the third decimal place) of the difference between the performance of the Fund's shares and the performance of the NAREIT Composite Index for the previous twelve month period.

          The maximum annual total fee payable to Inland is 1.50% of the average daily net assets of the Fund, and the minimum annual total fee payable to Inland is 0.50% of the average daily net assets of the Fund.

                                      * * *

          Shareholders who have questions concerning the Jefferson Funds should call 1-800-216-9785 or write to:

          The Jefferson Fund Group Trust
          c/o Firstar Mutual Fund Services, LLC
          P.O. Box 701
          Milwaukee, WI  53201-0701



                                       2